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_______________________________________________________________________________

                          SECURITIES AND EXCHANGE COMMISSION
                               ------------------------
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



DATE OF REPORT (Date of earliest event reported)  November 4, 1997
                                                  ----------------




                        JITNEY-JUNGLE STORES OF AMERICA, INC.
                        -------------------------------------
               (Exact name of registrant as specified in its charter.)



        MISSISSIPPI                  33-80833                 64-0280539
------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                            Identification number)




                   1770 Ellis Avenue, Suite 200, Jackson, MS 39204
                 ---------------------------------------------------
                 (Address of Principal Executive Offices - Zip Code)




                                    (601) 965-8600
                                    --------------
                 (Registrant's telephone number, including area code)



                                          N/A
                                  ---------------
           (Former name and former address, if changed since last report.)

_______________________________________________________________________________

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ITEM 5.  OTHER ITEMS.

    On November 4, 1997, Delta Acquisition Corporation ("Delta"), an Alabama corporation and a wholly owned subsidiary of Jitney-Jungle Stores of America, Inc. ("Jitney-Jungle") merged with and into Delchamps, Inc., an Alabama corporation ("Delchamps"). Delchamps is now a wholly-owned subsidiary of Jitney-Jungle.

    The merger, completed after the Delchamps' shareholder vote at a Special Meeting of Shareholders held on November 4, 1997, was the second step in the two-step acquisition of Delchamps by Jitney-Jungle. The first step, a cash tender offer by Delta for all the outstanding shares of common stock of Delchamps at $30.00 per share, was completed on September 12, 1997, pursuant to which Delta purchased 5,317,510 shares. The shares so purchased represented approximately 73.9% of the shares outstanding on such date. All outstanding shares of common stock of Delchamps not previously purchased in the tender offer (other than shares owned by Jitney-Jungle, Delchamps or their wholly-owned subsidiaries or by any shareholders of Delchamps who properly exercise dissenters' rights) were converted in the merger into the right to receive the same $30.00 per share cash price paid in the tender offer. As of November 4, 1997, Delchamps'shareholders representing approximately 620,749 shares, or 8.8% of the outstanding shares of Delchamps, purportedly indicated their intention to exercise dissenters' rights with respect to the merger.

Item 7.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.


Exhibit No.   Description
99.1          Jitney-Jungle Stores of America, Inc. Press Release, dated
              November 4, 1997, regarding the merger of Delta with and into Delchamps.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     JITNEY-JUNGLE STORES OF AMERICA, INC.
                                                (Registrant)



                                     By:  Michael E. Julian
                                          -------------------------------
                                          Michael E. Julian
                                          President and Chief
                                          Executive Officer



Date:    November 19, 1997

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